. . . (1) The 2Q 2025 Earnings Release Supplement should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on July 24, 2025. OceanFirst Financial Corp. 2Q 2025 Earnings Release Supplement(1) July 2025 Exhibit 99.2

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, inflation, general economic conditions, potential recessionary conditions, levels of unemployment in the Company’s lending area, real estate market values in the Company’s lending area, potential goodwill impairment, natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the imposition of tariffs or other domestic or international governmental policies and retaliatory responses, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, the availability of low-cost funding, changes in liquidity, including the size and composition of the Company’s deposit portfolio and the percentage of uninsured deposits in the portfolio, changes in capital management and balance sheet strategies and the ability to successfully implement such strategies, competition, demand for financial services in the Company’s market area, changes in investor sentiment and consumer spending, borrowing and saving habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, failure to retain or attract employees, the impact of pandemics on our operations and financial results and those of our customers and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation and in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on July 24, 2025. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third-party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

. . .Q2-25 Financial Highlights (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2) CET1 ratio represents an estimate as of Q2-25. Financial Highlights $0.31 Core Diluted EPS(1) $88 million Net Interest Income 0.53% Core ROAA(1) 6.17% Core ROTCE(1) $0.46 Core PTPP Diluted EPS(1) 11.0% CET1 Ratio(2)  Total loans increased at a 2% annualized growth rate, including $132 million of commercial and industrial loan growth. The commercial loan pipeline reached a record high of $791 million, which increased 111% from $376 million in the linked quarter.  In April 2025, we added 9 Premier Banking teams totaling 36 employees. Through quarter-end, these teams have added $115 million of deposits at a weighted average cost of 2.71%. We remain optimistic on the trajectory of the Premier Bank’s growth based on the team’s performance to date.  The Company repurchased 1,003,550 shares during the quarter and redeemed all preferred stock. Book value per share decreased $0.63 to $28.64 while tangible book value per share increased $0.18 to $19.34 as compared to the linked quarter.  In July 2025, the Company’s Board of Directors authorized a repurchase program to repurchase up to an additional 3 million shares. 3

. . . Quarterly Earnings Update 4

. . .Premier Bank Launch Multi-Year Aspiration Goals Performance To Date  Teams to achieve their full run-rate in 2 to 3 years.  Target deposits of $2 to $3 billion by end of 2027.  9 Teams hired and onboarded, totaling 36 FTEs.  $115 million of deposits thru 6/30/25 at a weighted average cost of 2.71%.  Added +670 new accounts across ~200 relationships.  Target $500 million in deposits in 2025. Strategic Deployment of Funding Channel  Reduce wholesale funding and higher cost retail deposits in the near term.  Create meaningful margin and profitability expansion through a stable low-cost deposit vertical supporting future C&I growth. Geography and Reach  New York City – Expanding existing Midtown, NY branch and adding non-retail space.  Long Island – New commercial banking center in Melville.  Westchester – Leveraging existing Scarsdale, NY full-service branch. 5 Business Model  Relationship driven, team-based approach to service, resulting in superior high-touch client experience.  Differentiated Commercial Organic Deposit Channel leveraging our existing infrastructure and products.

. . .Loan Portfolio Trends Moderated Loan Growth in the Portfolio ($’millions)  Total loan pipeline at Q2-25 is $955 million, driven by a record commercial loan pipeline of $791 million. 5,325 5,273 5,288 5,200 5,068 858 842 902 897 914 616 661 648 749 863 2,978 3,003 3,050 3,053 3,119 5.46% 242 Q2-24 5.46% 243 Q3-24 5.38% 230 Q4-24 5.37% 226 Q1-25 5.41% 221 Q2-25 10,019 10,022 10,118 10,125 10,185 Average Loan Yield Home Equity & Consumer Residential C&I - non-real estate C&I - real estate CRE Investor-Owned 6

Quarterly Credit Trends (1 of 2)

Strong asset quality trends driven by prudent growth and strong credit risk management

Non-Performing Loans and Assets ($'000)[1]



0.31%
0.25%
0.27%
0.29%
0.26%
0.23%
0.19%
0.22%
0.23%
Increase driven by a $6.2 million note moved to OREO.
7,183
23,398
25,252
1,811
27,596
1,917
29,246
7,680
26,711
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
NPL to total loans
NPA to total assets
NPL - single CRE relationship
OREO
Non-performing loans

(1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information.

Special Mention and Substandard Loans ($'000)

Criticized loans as a % of total loans remain low at 1.43% as of Q2-25 compared to 2.06% as of Q4-19 (pre-pandemic).



3.45%
3.58%
3.49%
3.70%
OCFC 10-Year (2015-2024) Average Criticized Loans / Total Loans = 2.24%(1)
1.42%
1.89%
1.56%
1.47%
1.43%
49,767
92,847
85,721
103,384
54,526
103,534
23,811
125,454
21,521
124,112
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Peer Average Criticized Loans / Total Loans (2)
OCFC Criticized Loans / Total Loans(1)
Special Mention
Substandard

Note: At June 30, 2025, of the Special Mention loans and Substandard loans represented above, 87.3% and 82.9% were current on payments, respectively.

(1) OCFC criticized loans exclude OREO.

(2) Peer data is on a one quarter lag.

7

OCEANFIRST

. . .Quarterly Credit Trends (2 of 2) Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’thousands) 0.06% 0.69% Q2-24 0.06% 0.69% Q3-24 0.06% 0.73% Q4-24 0.05% 0.78% Q1-25 0.05% 0.78% Q2-25 0.75% 0.75% 0.79% 0.83% 0.83% PCD & General Credit Marks ACL 1,452 -88 -158 636 2,218 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Provision Expense Net Charge-offs (Recoveries) 3,114 517 3,467 Includes $1.4 million non-core day 1 provision relating to Spring Garden acquisition. Note: The allowance for credit losses plus the unamortized credit and PCD marks amounted to $84.2 million or 0.83% of total loans at Q2-25, as compared to $84.4 million, or 0.83% of total loans at Q1-25. 2,041 Includes $3.3 million of increased provision related to elevated uncertainty in the macroeconomic environment despite strong asset quality metrics. 5,340 2,086 8 3,039 Note: Q2-25 charge-offs primarily relate to two commercial relationships of $1.6 million and $445K for NPL sale.

. . . COVID-19 Pandemic Track Record of Strong Credit Performance  From 2006 to Q2-25, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s NCO to average loans totaled 13 bps per year compared to 74 bps for all commercial banks between $10 - $50 billion in assets from 2006 to 2024.  From 2006 to Q2-25, peak net charge-offs to average loans for OCFC totaled 56 bps in 2011. Peak charge-offs for commercial banks between $10 - $50 billion in assets were 253 bps in 2009. Global Financial Crisis Hurricane Sandy Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag. (1) Any period with net recoveries is denoted as 0% NCO / Avg Loans in the graph. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1-25 Q2-25 OCFC NCO / Avg Loans Commercial Banks ($10-50 bn) NCO / Avg Loans (1) 9

Deposit Trends

Deposit Mix Remains Stable ($'millions)



9,994
1,633
3,668
1,210
1,116
2,368
Q2-24
10,116
1,638
3,896
1,289
1,072
2,221
Q3-24
10,066
1,617
4,001
1,301
1,066
2,081
Q4-24
10,177
1,661
4,007
1,337
1,052
2,120
Q1-25
10,232
1,687
3,845
1,378
1,023
2,299
Q2-25
Non-Int. Bearing
Int. Bearing Checking
Money Market
Savings
Time Deposits

- Total deposits increased $55 million from the prior quarter.
- Time deposits increased by $180 million to $2.3 billion driven by an increase in brokered time deposits of $152 million and retail time deposits of $27 million, respectively.
  - Increase in brokered time deposits driven by timing lag on funding new loan growth against outflow of government deposits and incoming Premier Bank deposits.
- We expect Q3-25 deposit growth to be in line with loan growth.

Cost of Deposits

	Spot					Avg
Type of Account	Q2-24	Q3-24	Q4-24	Q1-25	Q2-25	Q2-25
Int. Bearing Checking	2.16%	2.27%	2.11%	2.04%	2.02%	2.07%
Money Market	3.61%	3.37%	3.00%	2.83%	2.94%	2.90%
Savings	0.83%	0.81%	0.72%	0.67%	0.66%	0.65%
Time Deposits	4.55%	4.47%	4.18%	3.75%	3.75%	3.74%
Total (incl. non-int. bearing)	**2.40%**	**2.38%**	**2.17%**	**2.03%**	**2.07%**	**2.06%**

Deposit Beta (1)



42%
34%
43%
Up Cycle
Down Cycle
Cumulative

(1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the fed funds rate since January 1, 2022. Up cycle is the period from January 1, 2022 to June 30, 2024. The down cycle is from July 1, 2024 to June 30, 2025.

10

OCEANFIRST

. . .Net Interest Income and Net Interest Margin Trends Net Interest Margin NIM Bridge 2.71% Q2-24 2.67% Q3-24 2.69% Q4-24 2.90% Q1-25 2.91% Q2-25 NIM Net Interest Income ($’000) 82,263 Q2-24 82,219 Q3-24 83,329 Q4-24 86,652 Q1-25 87,636 Q2-25 Net Interest Income Headwinds  Competitive market environment as peers compete on rate for quality credit. Tailwinds  Continued growth in lower cost deposits from the Premier Bank teams. 11 Q1-25 NIM 0.01% Impact of purchase accounting and prepayment fees Q2-25 NIM 2.90% 2.91%

Expense Discipline and Focused Investment

Core Non-Interest Expense [(1)] ($'000)



58,620
62,067
64,739
64,294
71,474
33,136
35,844
36,602
36,740
40,242
6,243
6,183
6,306
6,418
6,323
2,685
2,618
2,517
2,983
2,898
6,018
5,940
6,366
6,647
6,808
2,161
1,970
2,620
2,425
4,336
8,377
9,512
10,328
9,081
10,867
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Compensation & employee benefits
Occupancy & equipment
FDIC & regulatory assessments
Data processing
Professional fees
Other Opex (2)

Core Efficiency Ratio [(1)]



63.47%
66.00%
67.74%
65.81%
72.28%
1.75%
1.84%
1.90%
1.96%
2.16%
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Core Efficiency Ratio
Core Non-Interest Expense to Average Assets (Annualized)

- Q2-25 core non-interest expenses increased by $7.2 million (or 11%) from the linked quarter driven by the hiring of C&I lenders and the full quarter impact of Premier Bank teams.
- Q2-25 core non-interest expense includes non-recurring recruiting fees totaling $1.6 million relating to the Premier Bank hires.
- Q3-25 core operating expenses remains at a run-rate of $71-72 million due to a full quarter of commercial banking team hires.

(1) For non-GAAP financial measures, please refer to the 'Non-GAAP Reconciliations' in the Appendices for a reconciliation to GAAP financial information.
(2) Other Opex includes marketing, check card processing, amortization of intangibles, and other expenses.

OCEANFIRST

12

Generating Consistent Returns

Book Value and Tangible Book Value per Common Share ($)(1)



28.67
29.02
29.08
29.27
28.64
18.93
19.28
18.98
19.16
19.34
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Book Value per Share
Tangible Book Value per Common Share

Core ROAA(1), ROTE(1), and ROTCE(1)



8.26%
8.24%
7.89%
7.34%
6.17%
7.86%
7.85%
7.51%
7.00%
0.68%
0.69%
0.65%
0.62%
0.53%
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Core ROTE
Core ROTCE
Core ROAA

Capital Management ($'millions)(2)



11.2%
11.3%
11.2%
11.2%
11.0%
9.08%
9.10%
9.06%
9.19%
8.67%
5
12
1
12
0
12
7
12
17
12
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Tangible Stockholders' Equity to Tangible Assets1
CET1
Share Repurchases
Common Dividend

- Capital remains strong and above "well capitalized" levels.
- Tangible book value per common share increased $0.41 or 2% from the same quarter last year.
- The Company redeemed all of its preferred stock during the quarter for an aggregate payment of $57 million, at a redemption price of $25.00 per share.
- Total shares available to repurchase of 3,226,284 including the announcement on July 16, 2025, where the BOD authorized the 2025 Stock Repurchase Program to repurchase up to 3 million additional shares.

(1) For non-GAAP financial measures, please refer to the 'Non-GAAP Reconciliations' in the Appendices for a reconciliation to GAAP financial information.
(2) CET1 ratio represents an estimate as of Q2-25.

13

OCEANFIRST

. . .Management Q3-25 Outlook Loans Deposits Operating Expenses Net Interest Income • Expecting accelerating growth, subject to unanticipated payoffs and supported by our strong pipeline. • Maintain loan-to-deposit ratio ~100%. 2-3% growth sequentially (8-12% annualized) Growth consistent with loan growth Stable Stable to modest uptick in NIM% Key Assumptions / Commentary • We expect Q3-25 operating expenses in the range of $71-72 million, reflecting a full quarter of commercial banking hires with minimal incremental hires during the quarter. • Subject to expected growth and interest rate trends, we expect net interest income $ to grow in line with loan growth. Other Income Relatively stable Credit Continued benign outlook Capital Robust CET1 ratio (>10%) • Sufficient capital to fund near-term growth; share repurchase authorization provides flexibility to return value to shareholders. 14

. . . Appendix 15

Diversified CRE Portfolio with Conservative Risk Profile

CRE Investor-Owned - Collateral Details

$'millions	CRE: Investor-Owned	% of Total	WA LTV	WA DSCR
Office	1,023	23.0%	54.5	1.78
Retail	1,021	22.9%	52.7	1.98
Multi-Family	833	18.7%	62.3	1.70
Industrial / Warehouse	731	16.4%	48.4	2.15
Hospitality	175	3.9%	46.1	1.98
Other (1)	671	15.1%	59.3	1.10
CRE: Investor-Owned	**4,455**	**100.0%**	**54.9**	**1.78**
Construction	613			
CRE IO and Construction Total	**5,068**			

- ***Underlying collateral is diversified.***
- ***Low concentration in the Multi-Family portfolio***, which represents 6% of total assets.
- ***Maturity wall is modest and has a minimal impact:*** Our CRE Investor-Owned maturity wall, totaling $1.0 billion (or 10% of total loans), is set to mature in 2025 and 2026 with weighted average rates of 5.42% and 3.80%, for each respective cohort. The impact of repriced loans to-date has been benign.

CRE Investor-Owned Portfolio by Geography[3]



Other
9%
MD/DC
MA
3%
3%
NY
31%
NJ
26%
28%
PA/DE

Limited underlying concentration exposure:

- NYC rent-regulated[2] multi-family: $30.5 million
- NYC Office Central Business District (CBD): $7.0 million

CRE Investor-Owned - Maturity Wall

Maturity Year	Balance ($'millions)	Weighted Average Rate	Weighted Average LTV	Weighted Average DSCR	% of Loans
2025	529	5.42	52.76	1.75	5.19%
2026	508	3.80	53.00	2.25	4.99%
Total	**1,037**	**4.62**	**52.88**	**2.00**	**10.18%**

Notes:
- All data represents CRE Investor-Owned balances, excluding purchase accounting marks and Construction as of June 30, 2025, unless otherwise noted.
- WA LTV represents the weighted average of loan balances as of June 30, 2025 divided by their most recent appraisal value, which is generally obtained at the time of origination.
- WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan's respective annual debt service based on the most recent credit review of the borrower.
- WA rate includes borrower fixed rate exposure for loans with swap contracts and excludes any benefit from back-to-back rate swaps.

Footnotes:

(1) Other includes underlying co-operatives, single purpose, stores and some living units / mixed use, investor-owned 1-4 family, land / development, and other.
(2) Rent-regulated multi-family is defined as buildings with >50% rent-regulated units.
(3) Based on location of collateral.

16

OceanFirst

Conservative Risk Profile of CRE IO Office & Construction

CRE Investor-Owned: Office + Construction

$'millions	Balance	% of Office	% of Total Loans	WA LTV	WA DSCR
General Office	491	48.0%	4.8%	48.3	1.92
Life Sciences & Medical	275	26.9%	2.7%	56.1	1.79
Credit Tenant	257	25.1%	2.5%	64.6	1.49
Office	**1,023**	**100.0%**	**10.0%**	**54.5**	**1.78**
Construction (all property segments)	613		6.0%		
Office + Construction	**1,636**		**16.1%**		

CRE Investor-Owned: Office + Construction CBD Bifurcation

$'millions	Balance	% of Total	% of CBD
MA	45	4.0%	38.0%
NJ	43	3.8%	35.7%
PA	25	2.2%	20.5%
NY	7	0.6%	5.8%
Central Business District	**120**	**7.3%**	**100.0%**
Non Central Business District	1,517	92.7%	
Office + Construction	**1,636**	**100.0%**	

Central Business District (CBD): Office + Construction

$'millions	Balance	% of Total	WA LTV	WA DSCR
Credit Tenant	43	35.7%	59.3	1.86
General Office	35	29.1%	53.5	2.37
Life Sciences & Medical	42	35.3%	48.5	1.34
CBD - Office & Construction	**120**	**100.0%**	**53.8**	**1.82**

In the above tables, Construction consists of all property segments (e.g., co-op, hospitality, industrial / warehouse, etc.)

Portfolio Highlights

- **96% of Office & Construction** loans are pass-rated (not classified or criticized).
- **93% of Office & Construction** loans are classified as non-Central Business District loans.
- CBD loans comprise < 1% of total assets and have a weighted average LTV of 53.8 and weighted average DSCR of 1.82.
- Office portfolio is primarily secured by small properties with 72% of the portfolio secured by properties of 300K SF or smaller.
- The average loan size of the office portfolio is $4.4 million with **47%** of the portfolio **under $1 million** and **79% under $5 million**.

Notes:
- All data represents CRE Investor-Owned balances, excluding purchase accounting marks and Construction as of June 30, 2025, unless otherwise noted.
- WA LTV represents the weighted average of loan balances as of June 30, 2025 divided by their most recent appraisal value, which is generally obtained at the time of origination.
- WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan's respective annual debt service based on the most recent credit review of the borrower.

17

OceanFirst

. . . 0.29% 0.32% 0.51% 0.63% 0.80% 1.43% Northeast Midwest Mid Atlantic Southeast Southwest West COVID-19 Pandemic Hurricane Sandy Global Financial Crisis Northeast Outperforms Through Credit Cycles…  Historically, net charge-offs for Northeastern headquartered banks have greatly outperformed major exchange traded U.S. banks headquartered in other regions  Median net charge-offs / average assets for Northeastern banks averaged 20 bps during the Global Financial Crisis compared to 50 bps for other regions. GFC Peak NCOs 1.3x 1.9x 2.6x 4.4x2.8x 18 Q1-25 Northeast 0.08% Mid Atlantic 0.07% Southeast 0.10% Midwest 0.03% Southwest 0.05% West 0.03% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1-25 Northeast NCO / Avg Assets Mid-Atlantic NCO / Avg Assets Southeast NCO / Avg Assets Midwest NCO / Avg Assets Southwest NCO / Avg Assets West NCO / Avg Assets

. . . Hurricane Sandy Global Financial Crisis COVID-19 Pandemic …With a Similar Story in Commercial Real Estate Portfolios 0.03% 0.04% 0.09% 0.10% 0.11% 0.16% Northeast Southwest Southeast Mid Atlantic Midwest West GFC Peak CRE NCOs  Northeastern banks’ CRE portfolio net charge-offs have also historically outperformed major exchange traded banks in other regions  Median CRE net charge-offs / average assets for Northeastern banks averaged 2 bps during the Global Financial Crisis compared to 6 bps for other regions 19 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1-25 Northeast NCO / Avg Assets Mid-Atlantic NCO / Avg Assets Southeast NCO / Avg Assets Midwest NCO / Avg Assets Southwest NCO / Avg Assets West NCO / Avg Assets

. . .Non-GAAP Reconciliations (1 of 2) 20 Non-GAAP Reconciliation For the Three Months Ended $'000 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Core Earnings: Net income available to common stockholders (GAAP) $ 16,200 $ 20,505 $ 20,905 $ 24,112 $ 23,369 Adjustments to exclude the impact of non-recurring and non-core items: Spring Garden opening provision for credit losses - - 1,426 - - Net (gain) loss on equity investments (488) (205) 5 (1,420) (887) Net gain on sale of trust business - - - (1,438) - Merger related expenses - - 110 1,669 - Income tax expense (benefit) on items 115 49 (388) 270 188 Loss on redemption of preferred stock 1,842 - - - - Core earnings (Non-GAAP) $ 17,669 $ 20,349 $ 22,058 $ 23,193 $ 22,670 Income tax expense $ 5,771 $ 6,808 $ 5,083 $ 7,464 $ 7,082 Provision for credit losses 3,039 5,340 3,467 517 3,114 Less: non-core provision for credit losses - - 1,426 - - Less: income tax expense (benefit) on non-core items 115 49 (388) 270 188 Core earnings PTPP (Non-GAAP) $ 26,364 $ 32,448 $ 29,570 $ 30,904 $ 32,678 Core earnings diluted earnings per share $ 0.31 $ 0.35 $ 0.38 $ 0.39 $ 0.39 Core earnings PTPP diluted earnings per share $ 0.46 $ 0.56 $ 0.51 $ 0.53 $ 0.56 Core Ratios (Annualized): Return on average assets 0.53% 0.62% 0.65% 0.69% 0.68% Return on average tangible stockholders' equity 6.17 7.00 7.51 7.85 7.86 Return on average tangible common equity 6.17 7.34 7.89 8.24 8.26 Efficiency ratio 72.28 65.81 67.74 66.00 63.47

. . .Non-GAAP Reconciliations (2 of 2) 21 Non-GAAP Reconciliation $'000 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Tangible Equity Total stockholders' equity $ 1,643,680 $ 1,709,117 $ 1,702,757 $ 1,694,508 $ 1,676,669 Less: Goodwill 523,308 523,308 523,308 506,146 506,146 Intangibles 10,834 11,740 12,680 7,056 7,859 Tangible stockholders' equity 1,109,538 1,174,069 1,166,769 1,181,306 1,162,664 Less: Preferred Stock - 55,527 55,527 55,527 55,527 Tangible common equity $ 1,109,538 $ 1,118,542 $ 1,111,242 $ 1,125,779 $ 1,107,137 Tangible Assets: Total assets $ 13,327,847 $ 13,309,278 $ 13,421,247 $ 13,488,483 $ 13,321,755 Less: Goodwill 523,308 523,308 523,308 506,146 506,146 Intangibles 10,834 11,740 12,680 7,056 7,859 Tangible assets $ 12,793,705 $ 12,774,230 $ 12,885,259 $ 12,975,281 $ 12,807,750 Tangible stockholders’ equity to tangible assets 8.67% 9.19% 9.06% 9.10% 9.08% Tangible common equity to tangible assets 8.67% 8.76% 8.62% 8.68% 8.64%